UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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MEDNAX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 9, 2020.

MEDNAX, INC. MEDNAX, INC. 1301 CONCORD TERRACE SUNRISE, FL 33323-2825	Meeting Information
Meeting Type: Annual
For holders as of: July 2, 2020
Date: September 9, 2020 Time: 10:30 AM ET
Location: Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/MD2020

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/MD2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote—
How to Access the Proxy Materials
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NOTICE AND PROXY STATEMENT ANNUAL REPORT
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors

	Nominees:

	01)	Karey D. Barker	07)	Mark S. Ordan
	02)	Waldemar A. Carlo, M.D.	08)	Michael A. Rucker
	03)	Paul G. Gabos	09)	Guy P. Sansone
	04)	Manuel Kadre	10)	John M. Starcher, Jr.
	05)	Thomas A. McEachin	11)	Shirley A. Weis
	06)	Roger J. Medel, M.D.

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2.	Proposal to approve the Articles of Amendment to the Amended and Restated Articles of Incorporation, as amended, of MEDNAX, Inc. to change the Company’s name to “Pediatrix Medical Group, Inc.”

3.

Proposal to approve the Articles of Amendment to the Amended and Restated Articles of Incorporation, as amended, of MEDNAX Services, Inc., a subsidiary of the Company, to change its name to “PMG Services, Inc.”

4.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2020 fiscal year.

5.	Proposal to approve, by non-binding advisory vote, the compensation of our named executive officers for the 2019 fiscal year.

NOTE: At the Shareholder Meeting, shareholders will be asked to consider and act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.